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                                                                       EXHIBIT A

                             JOINT FILING AGREEMENT

     The undersigned, and each of them, do hereby agree and consent to the filing of a single statement on Schedule 13D and amendments thereto, in accordance with the provisions of Rule 13d-1(f)(1) of the Securities Exchange Act of 1934.

                                    WYANT & COMPANY INC.


DATED:  September 12, 2000          By:    /s/  James A. Wyant
                                           -------------------------------
                                    James A. Wyant
                                    President


                                           /s/ James A. Wyant
                                    --------------------------------------
                                           James A. Wyant


                                           /s/  John Derek Wyant
                                    --------------------------------------
                                           John Derek Wyant


                                           /s/  Lynne Emond
                                    --------------------------------------
                                           Lynne Emond


                                    ESTATE OF GERALD W. WYANT

                                      /s/  Paula Tepper-Wyant
                                    --------------------------------------
                                    Paula Tepper-Wyant


                                      /s/  Thomas R.M. Davis
                                    --------------------------------------
                                    Thomas R.M. Davis


                                    DEREK WYANT HOLDINGS, INC.

                                    By:   /s/ John Derek Wyant
                                          ----------------------------------
                                    John Derek Wyant
                                    President


                                    3287858 CANADA INC.

                                    By:   /s/ Lynne Emond
                                          --------------------------------
                                    Lynne Emond
                                    President


                                    3323986 CANADA INC.

                                    By:   /s/ Paula Tepper-Wyant
                                          ----------------------------------
                                    Name: Paula Tepper-Wyant
                                    Title:  President

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